16. CREDIT QUALITY OF FINANCING RECEIVABLES AND ALLOWANCE FOR CREDIT LOSSES (Details 3) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Less: allowance for credit losses	$ 25,050	$ 21,280	$ 21,280	$ 12,337
Total	497,487	418,030
Past due
Less than 90 days	27,418	23,504
Over 90 days	24,434	22,330
Financing Receivable, Recorded Investment, Past Due	51,852	45,834
Less: allowance for credit losses	(24,904)	(20,891)
Total	$ 26,948	$ 24,943